BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock Liquidity Funds

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

TempCash

TempFund

T-Fund

Treasury Trust Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 25, 2020 to the Statement[s] of Additional Information of each Fund

Effective immediately, each Fund’s Statement[s] of Additional Information is amended as follows:

The section entitled “Investments and Risks” or “Investment Strategies, Risks and Policies — Investment Strategies and Policies,” as applicable, in each Fund’s Statement of Additional Information (except the Statement of Additional Information of Capital Shares, Institutional Shares, Premium Shares, Select Shares and Trust Shares of BlackRock Cash Funds: Treasury) is amended to add the following in its appropriate alphabetical order:

LIBOR Risk. The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). The Funds’ investments may pay interest at floating rates based on LIBOR.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect instruments available for the Funds to purchase.

The section entitled “Investments and Risks” in the Statement of Additional Information of Capital Shares, Institutional Shares, Premium Shares, Select Shares and Trust Shares of BlackRock Cash Funds: Treasury is amended to add the following in its appropriate alphabetical order:

LIBOR Risk. The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). The Fund’s investments may pay interest at floating rates based on LIBOR.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect instruments available for the Fund to purchase.

Shareholders should retain this Supplement for future reference.

SAI-LIB-MM2-0820SUP

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